Exhibit 10.17


                      SAFETY COMPONENTS INTERNATIONAL, INC.
                           EXECUTIVE DEFERRAL PROGRAM
                            (Effective June 27, 2001)

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                      SAFETY COMPONENTS INTERNATIONAL, INC.
                           EXECUTIVE DEFERRAL PROGRAM
                            (Effective June 27, 2001)

                                Table of Contents


ARTICLE I - PURPOSE

ARTICLE II - DEFINITIONS

     2.1   Account............................................................ 2
     2.2   Administrator...................................................... 2
     2.3   Affiliate.......................................................... 2
     2.4   Beneficiary........................................................ 2
     2.5   Board.............................................................. 2
     2.6   Code............................................................... 2
     2.7   Committee.......................................................... 2
     2.8   Company............................................................ 3
     2.9   Compensation....................................................... 3
     2.10  Deferral Commitment................................................ 3
     2.11  Effective Date..................................................... 3
     2.12  ERISA.............................................................. 3
     2.13  Interest........................................................... 3
     2.14  Participant........................................................ 3
     2.15  Participation Agreement............................................ 3
     2.16  Plan Year.......................................................... 3
     2.17  Program............................................................ 3
     2.18  Quarter Date....................................................... 3
     2.19  Settlement Date.................................................... 4
     2.20  Trust.............................................................. 4
     2.21  Trust Fund......................................................... 4
     2.22  Construction....................................................... 4

ARTICLE III - PARTICIPATION

     3.1   Participation...................................................... 5
     3.2   Duration of Participation.......................................... 5
     3.3   Ineligible Participant............................................. 5

ARTICLE IV - DEFERRALS

     4.1   Amount of Deferral................................................. 6
     4.2   Modification of Deferral Commitments............................... 6



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ARTICLE V - PARTICIPANT ACCOUNTS

     5.1   Establishment of Accounts.......................................... 7
     5.2   Crediting of Deferral Commitments.................................. 7
     5.3   Determination of Accounts.......................................... 7
     5.4   Adjustments to Accounts............................................ 7
     5.5   Statement of Accounts.............................................. 7
     5.6   Vesting of Accounts................................................ 8

ARTICLE VI - FINANCING OF BENEFITS

     6.1   Financing of Benefits.............................................. 9
     6.2   Establishment of Trust............................................. 9
     6.3   Trust Status....................................................... 9

ARTICLE VII - DISTRIBUTIONS

     7.1   Distribution of Account............................................10
     7.2   Form of Distribution...............................................10
     7.3   Special Distributions..............................................11
     7.4   Facility of Payment................................................11
     7.5   Hardship Distributions.............................................11
     7.6   Payment of Small Amounts...........................................12
     7.7   Distribution Upon Adverse Ruling...................................12
     7.8   Withholding Taxes..................................................12

ARTICLE VIII - ADMINISTRATION

     8.1   Administration of the Program......................................13
     8.2   Claims Procedure...................................................13
     8.3   Indemnification of the Committee...................................14
     8.4   Expenses of the Committee..........................................14
     8.5   Expenses of the Program............................................14

ARTICLE IX - MISCELLANEOUS PROVISIONS

     9.1   Amendment and Termination..........................................15
     9.2   Interests Not Transferable.........................................15
     9.3   Top-Hat Plan.......................................................15
     9.4   Headings...........................................................16
     9.5   Governing Law......................................................16
     9.6   Severability.......................................................16
     9.7   No Right to Continued Employment...................................16

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                                    ARTICLE I

                                     Purpose


     Safety Components International, Inc. hereby adopts the Safety Components International, Inc. Executive Deferral Program, effective June 27, 2001. The purpose of the Program is to attract, retain and motivate officers and key employees of Safety Components International, Inc. and its Affiliates and to provide such persons with the opportunity to defer portions of their compensation.

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                                   ARTICLE II

                                   Definitions

2.1  Account

     The bookkeeping account maintained for each Participant showing his interest under the Program.

2.2  Administrator

     The Committee.

2.3  Affiliate

     A corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.

2.4  Beneficiary

     The person last designated as Beneficiary by the Participant in a writing on a form prescribed by the Administrator. If there is no such designated Beneficiary or if the person so designated does not survive the Participant, the Participant's Beneficiary will be the Participant's spouse. If no such designated Beneficiary and no such spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator does not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor will be the Beneficiaries to whom the then remaining balance of the Participant's Account will be distributed (in the proportions in which they would inherit his intestate personal property). Any Beneficiary designation may be changed from time to time by the filing of a new form. No notice given under this Section will be effective unless and until the Administrator actually receives such notice.

2.5  Board

     The Board of Directors of the Company.

2.6  Code

     The Internal Revenue Code of 1986, as amended from time to time.

2.7  Committee

     The Compensation Committee of the Board.

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2.8  Company

     Safety Components International, Inc. or its successor or successors.

2.9  Compensation

     Cash or other property payable with respect to a Plan Year to a Participant under any agreement, plan, program or arrangement of the Company or an Affiliate.

2.10 Deferral Commitment

     An agreement by a Participant in a Participation Agreement to have a specified percentage or dollar amount of his Compensation deferred under the Program for a specified period in the future.

2.11 Effective Date

     The effective date of the Program is June 27, 2001.

2.12 ERISA

     The Employee Retirement Income Security Act of 1974, as amended.

2.12 Interest

     The annual rate of interest on one-year Treasury securities on the first of each calendar month.

2.13 Participant

     A person selected by the Board to participate in the Program.

2.14 Participation Agreement

     The agreement submitted by a Participant to the Committee with respect to a Plan Year.

2.15 Plan Year

     The 12-month period beginning January 1 through December 31; provided, however, that the first Plan Year is the period beginning June 27, 2001 and ending December 31, 2001.


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2.16 Program

     The Safety Components International, Inc. Executive Deferral Program adopted by the Board on June 27, 2001, as it may be amended from time to time.

2.17 Quarter Date

     The last day of a calendar quarter.

2.18 Settlement Date

     The date selected by a Participant in his Participation Agreement for distribution of all or a portion of the amounts deferred during a Plan Year as provided in Section 7.1. A leave of absence granted by the Company or an Affiliate will not be considered a termination of employment during the term of such leave.

2.19 Trust

     The trust, if any, which may be established pursuant to Article VII to hold amounts deferred under the Program.

2.20 Trust Fund

     The assets held in the Trust, if any.

2.21 Construction

     To the masculine gender, where appearing in the Program, is deemed to include the feminine gender and singular is deemed to include the plural, unless the context clearly indicates to the contrary.


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                                   ARTICLE III

                                  Participation

3.1  Participation

     Any person who is designated by the Committee as eligible to participate may participate in the Program.

3.2  Duration of Participation

     A Participant remains a participant in the Program as long as he is eligible to receive a benefit under the Program.

3.3  Ineligible Participant

     Notwithstanding any other provision of the Program, if the Committee determines that any Participant may not qualify as a management or highly compensated employee within the meaning of ERISA or regulations thereunder, the Committee may determine, in its sole discretion, that such Participant will cease to be eligible to make deferral elections under Section 4.1. Upon such determination, the Company will make an immediate distribution to the Participant of his entire Account. Upon such payment, all of the Participant's elections as to the time and manner of payment of his Account will be deemed to be cancelled.

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                                   ARTICLE IV

                                    Deferrals

4.1  Amount of Deferral

     With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his Compensation. Any such election will remain in effect, notwithstanding any changes in the Participant's Compensation, until modified by the Participant pursuant to the provisions of this Section or Section 4.2. An election may be made (i) except as otherwise provided in clause (ii), prior to the last business day of the sixth month of the Company's fiscal year with respect to a bonus paid under the Company's annual Management Incentive Bonus Program for that fiscal year, (ii) by June 30, 2001 with respect any bonus under the Company's Management Incentive Bonus Program 2001 paid after the Effective Date, and (iii) prior to the beginning of any Plan Year with respect to other Compensation, by filing a Participation Agreement with the Committee. Notwithstanding the preceding sentence, a Participant who first becomes eligible during a Plan Year may, within 30 days after he becomes a Participant, elect to participate in the Program for such Plan Year by filing a Participation Agreement with the Committee, and his Deferral Commitment will be effective only with regard to Compensation earned during the Plan Year following the filing of the Participation Agreement with the Committee.

4.2  Modification of Deferral Commitments

     A Deferral Commitment is irrevocable with respect to the Plan Year for which it is made, except that the Committee may, in its sole discretion, permit a Participant to terminate, prospectively, any Deferral Commitment for a Plan Year. If a Participant terminates a Deferral Commitment during a Plan Year, such Participant will not be permitted to enter into a new Deferral Commitment for such Plan Year.

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                                    ARTICLE V

                              Participant Accounts

5.1  Establishment of Accounts

     The Company, through its accounting records, will establish an Account for each Participant who elects to defer Compensation as provided in Section 4.1.

5.2  Crediting of Deferral Commitments

     The portion of a Participant's Compensation that is deferred pursuant to a Deferral Commitment will be credited to the Participant's Account as of the date the corresponding non-deferred portion of the Compensation would have been paid to the Participant.

5.3  Determination of Accounts

     (a) The balance credited to each Participant's Account as of a particular date equals the amount credited pursuant to Section 5.2 and will be adjusted in the manner provided in Section 5.4.

     (b) The Company, through its accounting records, will maintain a separate and distinct record of the amount in each Account as adjusted to reflect income and distributions.

5.4  Adjustments to Accounts

     (a) Each Account will be credited as of the end of each calendar month with Interest.

     (b) Each Participant's Account will be immediately debited with the amount of any distributions under Article VII to or on behalf of the Participant or, in the event of his death, his Beneficiary.

5.5  Statement of Accounts

     As soon as practicable following each Quarter Date, a statement will be furnished to each Participant or, in the event of his death, to his Beneficiary showing the status of his Account as of such Quarter Date, any changes in his Account since the immediately preceding Quarter Date, and such other information as the Committee determines.

5.6  Vesting of Accounts

     Each Participant will at all times have a nonforfeitable interest in his Account.

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                                   ARTICLE VI

                              Financing of Benefits

6.1  Financing of Benefits

     Benefits distributable under the Program to a Participant or, in the event of his death, to his Beneficiary will be distributed by the Company from its general assets. The obligation to make distribution of benefits under the Program represents an unfunded, unsecured obligation of the Company. No person entitled to a distribution under the Program has any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be responsible for such distribution.

6.2  Establishment of Trust

     The Committee may establish a trust to hold all amounts deferred under the Program. Except as otherwise provided in Section 6.2 and the terms of the Trust Agreement, the Trust, if any, will be irrevocable and no portion of the Trust Fund, if any, will be used for any purpose other than the payment of benefits pursuant to the Program, and the payment of expenses of the Program and Trust.

6.3  Trust Status

     Any Trust which may be established pursuant to Section 6.2 will be designed as a grantor trust, within the meaning of Section 671 of the Code, of which the Company is the grantor, and the Program is to be construed in accordance with that intention. Notwithstanding any other provision of the Program, the Trust Fund, if any, will remain the property of the Company and will be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant will have any priority claim on the Trust Fund, if any, or any security interest or other right superior to the rights of a general creditor of the Company.


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                                   ARTICLE VII

                                  Distributions

7.1  Distribution of Account

     (a) A Participant or, in the event of his death, his Beneficiary, is entitled to distribution of all or a part of the balance of his Account, as provided in this Article, following his Settlement Date or Dates.

     (b) The amount distributable is equal to the balance of the Participant's Account determined as of the Quarter Date coincident with or next following his Settlement Date or Dates.

7.2  Form of Distribution

     (a) As soon as practicable after the end of the Quarter Date in which a Participant's Settlement Date occurs, but in no event later than 30 days following the end of such Quarter Date, the Company will distribute or cause to be distributed to the Participant the balance of his Account as determined under Section 7.1, under one of the forms provided in this Section.

     (b) Distribution of a Participant's Account with respect to any Plan Year will be made in one of the following forms as elected by the
          Participant:

          (1)  in a single distribution;

          (2)  in not more than 15 annual installments; or

          (3) in a combination of (1) and (2) above. The Participant will designate the percentage payable under each option.

     (c) In the event of a Participant's death, the balance of his Account will be distributed to his Beneficiary in a single distribution as soon as practicable after the end of the Quarter Date in which the Participant's death occurs.

     (d) The Participant's election of the form of distribution must be made at the time his initial election to defer is made pursuant to Section 4.1, or if later, by written notice filed with the Committee at least one year prior to the Participant's voluntary termination of employment with the Company and its Affiliates. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Committee; provided that any election made less than one year prior to the Participant's voluntary termination of employment with the Company and its Affiliates will not be valid, and in such

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          case, payment will be made in accordance with the Participant's prior election.

     (e) The amount to be distributed in each installment payment will be equal to the quotient obtained by dividing the balance of the Participant's Account as of the date of such installment payment by the number of installment payments remaining to be made to such Participant at the time of calculation.

     (f) If a Participant fails to make an election in a timely manner as provided in this Section, distribution will be made in a single distribution as soon as practicable after the end of the Quarter Date in which the Participant's Settlement Date occurs.

7.3  Special Distributions

     Notwithstanding any other provision of the Program, a Participant may elect at any time to receive a distribution of part or all of his Account in one or more distributions if (and only if) the balance in the Participant's Account subject to such distribution is reduced by 10%. Any distribution made pursuant to such election will be made as soon as practicable following the date such election is submitted to the Committee. The remaining 10% portion of the electing Participant's Account subject to such distribution will be forfeited.

7.4    Facility of Payment

     Whenever and as often as any Participant or his Beneficiary entitled to payments under the Program is under a legal disability or, in the sole judgment of the Committee, is otherwise unable to apply such payments to his own best interests and advantage, the Committee in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways:

     (a)  directly to him;

     (b)  to his legal guardian or conservator; or

     (c)  to his spouse or to any other person, to be expended for his benefit;
          and

     the decision of the Committee will in each case by final and binding upon all persons in interest.

7.5  Hardship Distributions

     Upon a finding by the Committee that a Participant has suffered a Financial Hardship, the Committee may, in its sole discretion, distribute to the Participant that portion of his Account required to meet the immediate financial needs created by the Financial Hardship and not reasonably available from other sources of the

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     Participant; provided, however, that in no event will any amount attributable to a Deferral Commitment be distributed less than six months after the date of the applicable Participation Agreement.

7.6  Payment of Small Amounts

     Notwithstanding any other provision of the Program, if the balance of a Participant's Account is $10,000 or less on his Settlement Date, his Account will be distributed to him in a single distribution as soon as practicable following his Settlement Date.

7.7  Distribution Upon Adverse Ruling

If the Internal Revenue Service or a court of competent jurisdiction issues a ruling that any Deferral Commitment is not effective, the portion of a Participant's Account subject to such Deferral Commitment will be distributed immediately to such Participant.

7.8  Withholding Taxes

     Whenever a distribution is to be made under the Program, the Company will require as a condition of such distribution payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto. Such payment will take the form of whichever of the following is acceptable to the Committee, at the election of the Committee: (a) cash; (b) the withholding of such amount from any distribution to be delivered to the Participant or Beneficiary; or
     (c) the withholding of such amount from compensation otherwise due to the Participant. Such election will be made before the date on which the amount of tax to be withheld is determined by the Company, and such election will be irrevocable. With the consent of the Committee, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the distribution. Such election will be made at the same time and in the same manner as provided above.

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                                  ARTICLE VIII

                                 Administration

8.1  Administration of the Program

     (a) The Program will be administered by the Committee. The Committee will have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret any provisions of the Program or of any related agreement, notification or document (including, without limitation, by supplying omissions from, correcting deficiencies in, or resolving inconsistencies or ambiguities in the language of the Program or such agreement, notification or document), to determine the rights and status under the Program of Participants and other persons, to decide disputes arising under the Program and to make any determinations and findings (including, without limitation, factual determinations and findings) with respect to benefits under the Program and the persons entitled thereto as may be required for the purposes of the Program.

     (b) The Committee may, from time to time, employ and/or designate agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Company.

     (c) All decision of the Committee will be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Program by a Participant will be made on such forms as the Committee prescribes.

8.2  Claims Procedure

     The Committee will provide to any Participant or Beneficiary whose claim for benefits under the Program has been fully or partially denied (the "claimant") a written notice setting forth:

     (a)  the specific reasons for such denial;

     (b)  a designation of any additional material or information required; and

     (c)  an explanation of the Program's claims review procedure.

     Such notice will state that the claimant is entitled to request a review in writing, by the Committee, of the decision denying the claim. The claim will be reviewed by the Committee which may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made

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     within 120 days following request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

8.3  Indemnification of the Committee

     The Company will indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or failure to act in good faith. Expenses and liabilities against which a member of the Committee is indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof. This right of indemnification will be in addition to any other rights to which any member of the Committee may be entitled. The Company, at its own expense, may settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interest of the Company.

8.4  Expenses of the Committee

     The members of the Committee will serve without compensation for their services. All reasonable expenses of the Committee will be paid by the Company.

8.5  Expenses of the Program

     At the discretion of the Committee, all reasonable expenses of the Program including, but not limited to, applicable taxes, will be paid by the Participants, in the manner directed by the Committee.

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                                   ARTICLE IX

                            Miscellaneous Provisions

9.1  Amendment and Termination

     (a) The Program may be amended from time to time by the Committee. No amendment or termination of the Program pursuant to Subsection (b) of his Section, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Program to the date of amendment or termination without such person's written consent.

     (b) The Program may be terminated by the Committee at any time. Upon termination of the Program, distribution of a Participant's Account will be made in the manner and at the time provided under Section 7.1.

     (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and to agree to perform the Program in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. The Program is binding upon and inures to the benefit of the Company and any successor of or to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by sale, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Company" for purposes of the Program), and the heirs, beneficiaries, executors and administrators of each Participant.

9.2  Interests Not Transferable

     No person has any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments under the Program, nor will such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

9.3  Top-Hat Plan

     The Program is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, notwithstanding any other provision of the

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     Program, the Program will terminate and no further benefits will accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel based upon a change in law that the Program constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA, which is not so exempt. In addition and notwithstanding any other provision of the Program, in the absolute discretion of the Committee, the amount credited to each Participant's Account under the Program as of the Quarter Date coincident with or immediately following the date of termination will be distributed immediately to such Participant.

9.4  Headings

     The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of the Program, the text will control.

9.5  Governing Law

     Except to the extent preempted by federal law, the construction and operation of the Program will be governed by the laws of the State of South Carolina without regard to the choice of law principles of such state.

9.6  Severability

     If any provision of the Program is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions will remain in full force and effect and will be construed and enforced in accordance with the purposes of the Program as if the illegal or invalid provision did not exist.

9.7  No Right to Continued Employment

     Nothing contained in the Program will be deemed to give any person the right to be retained in the employ of the Company or an Affiliate, or to interfere with the right of the Company or an Affiliate to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Program.



                                           SAFETY COMPONENTS INTERNATIONAL, INC.


                                           By:_________________________________


Dated:________________________